Prospectus

January 31, 2000


LOGO
The Catholic Equity Income Fund

The Catholic Large-Cap Growth Fund

The Catholic Disciplined Capital Appreciation Fund

NEITHER THE CATHOLIC FUNDS NOR THE ADVISER, CATHOLIC FINANCIAL
SERVICES CORPORATION, IS SPONSORED OR ENDORSED BY THE
CATHOLIC CHURCH, NOR HAS THE CATHOLIC CHURCH APPROVED OR
DISAPPROVED THESE FUNDS' SHARES.

AS WITH OTHER MUTUAL FUNDS, THE SECURITIES AND EXCHANGE
COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE FUNDS'
SHARES OR DETERMINED WHETHER THIS PROSPECTUS IS ACCURATE OR
COMPLETE. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A
CRIME.


THIS PROSPECTUS HAS INFORMATION YOU SHOULD KNOW BEFORE YOU
DECIDE TO INVEST. PLEASE READ IT CAREFULLY AND KEEP IT WITH YOUR
INVESTMENT RECORDS.

Table of Contents

The Catholic Funds.............................................................2


Investment Philosophy Statement...............................................3


General Risks to Consider......................................................5


The Catholic Equity Income Fund................................................6


The Catholic Large-Cap Growth Fund............................................8


Disciplined Capital Appreciation Fund........................................10


Fees and Expenses............................................................12


Management...................................................................13


Using Mutual Funds in an Investment Program.................................16


How to Invest...............................................................16


Selling Your Shares.........................................................21


Shareholder Information.....................................................24


Year 2000 Compliance..........................................................


Financial Highlights.........................................................25


For More Information........................................................30


[ICON]
   Before Reading this Prospectus

REFERENCES TO "YOU" AND "YOUR" IN THE PROSPECTUS REFER TO
PROSPECTIVE INVESTORS OR SHAREHOLDERS. REFERENCES TO "WE",
"US" OR "OUR" REFER TO THE FUNDS AND THE FUND MANAGEMENT
(ADVISER, DISTRIBUTOR, ADMINISTRATOR, TRANSFER AGENT AND
CUSTODIAN) GENERALLY.

[ICON]
   The Catholic Funds

The Catholic Funds, Inc. is a family of mutual funds contained within a single investment company organized as a Maryland Corporation. This Prospectus describes shares for three of its Funds: The Catholic Equity Income, Large-Cap Growth and Disciplined Capital Appreciation Funds. The Catholic Money Market Fund is described in a separate prospectus.


Primary
Fund                                      Investment Objectives+
Investments
---------------------------------------------------------------------------------------------------------------------------
Equity Income Fund                        Current income and long-term capital      Dividend paying common stocks
                                          growth
---------------------------------------------------------------------------------------------------------------------------
Large-Cap Growth Fund                     Long-term capital growth                  Large-cap common stocks
---------------------------------------------------------------------------------------------------------------------------
Disciplined Capital Appreciation Fund     Long-term capital appreciation            Common stocks in a broad capitalization
                                                                                    range
----------------------------------------------------------------------------------------------------------------------------

+  There can be no assurance that any Fund will achieve its objective.

Catholic Financial Services Corporation, a Wisconsin corporation registered as an investment adviser under federal securities laws, is the adviser to the Funds. Catholic Financial Services Corporation and The Catholic Funds have retained sub-advisers to manage the day-to-day selection and management of each Fund's investments. The sub-advisers are: Todd Investment Advisors, Inc. for The Catholic Equity Income Fund, Peregrine Capital Management, Inc. for The Catholic Large-Cap Growth Fund, and Vantage Investment Advisors for The Catholic Disciplined Capital Appreciation Fund.

[ICON]
   Investment Philosophy Statement

The investment philosophy for The Catholic Funds, Inc. (the "Catholic Funds" or "CFI") is based on two principles:

1. Prudent Financial Stewardship The investments in CFI will be managed using strategies aimed at producing results that will help investors reach their financial goals, without taking unwarranted risks.

2. Responsible Catholic Stewardship CFI will strive to invest the assets of each of its managed funds in companies whose primary products, services and activities are substantially consistent with certain core Catholic values.
The Board of Directors of CFI has selected, from among many important core Catholic values, the following values for us to apply when we select investments for the Funds:

- SANCTITY OF HUMAN LIFE--Human life deserves protection from the moment of conception.

- NO UNJUST WARS--The indiscriminate destruction of civilians is wrong, even in the course of an otherwise justifiable war.

- DIGNITY OF THE HUMAN PERSON--Every person is entitled to be treated with dignity and justice because every human being is created in the image and likeness of God.

The Board of Directors selected these three particular core Catholic values using the following criteria. First, each of the selected values is grounded in the very fundamental Catholic value that every person is made in the image and likeness of God. Second, each relates to the protection of innocent victims who have no choice or whose choices are extremely limited under the relevant circumstances, such as unborn children, civilians in war and people who need to earn a living. Third, we can practically and efficiently implement each of these values in making day-to-day investment decisions, and the Board of Directors effectively can monitor and direct compliance with these values.

The Board of Directors may from time to time select different or additional core Catholic values that CFI will implement in its investment program. For example, the Board of Directors may determine to add or substitute a selected core Catholic value in response to official doctrinal statements of the Catholic Church. In any event, the Board of Directors has the sole and exclusive authority to select the core Catholic values that we will implement in the Funds' investment programs.

The Board of Directors will establish guidelines from time to time that we will use to identify and select investments for each of the Funds. These guidelines
will help focus our   attention on factors that are relevant in identifying
investments for each Fund which are consistent with the selected core Catholic values, but we necessarily will exercise some subjective judgment when applying these guidelines to any specific facts and circumstances. The Board of Directors will monitor investment selections that we make for each Fund, and will provide specific direction and modify and refine the guidelines as necessary so that, in the judgment of the Board of Directors, our investment selections remain consistent with the selected core Catholic values. The Board of Directors' decision on these matters will be final. If a Fund owns a company that is found to be an inappropriate investment, we will sell its securities in an orderly and prudent manner.

By application of these values, each Fund will avoid investing in companies:

- That directly participate in abortion;

- That derive more than 5% of their revenues directly from the production or development of indiscriminate weapons of mass destruction (for example, biological and chemical weapons and first-strike nuclear weapons); or

- Whose employment or other business practices are substantially inconsistent with the dignity and primacy of the human person (for example, not providing a livable wage as dictated by the standards of the particular region; not providing safe, sanitary or humane working conditions; discriminating against individuals on account of sex, race, color, social condition, language or religion; or marketing harmful products to children).

>From time to time the Funds may decide to avoid investing in companies because of other business activities or practices that may be determined to be inconsistent with core Catholic values. For example, the guideline above regarding producers and developers of weapons of mass destruction states that the Funds will avoid investing in companies that derive more than 5% of their revenues DIRECTLY from the production or development of indiscriminate weapons of mass destruction. We have stated this test in terms of revenues derived directly from these activities, because objective data regarding indirect revenues generally is difficult to obtain and verify. However, if we obtain reliable information establishing that a company derives more than 5% of its revenues INDIRECTLY from the production or development of indiscriminate weapons of mass destruction, we may determine that an investment in that company is inconsistent with the selected core Catholic values. We also may determine that an investment in a particular company is inconsistent with the selected core Catholic values based on considerations and factors different from those specifically listed above.

Investors should bear in mind that, because we consider only certain core Catholic values when selecting investments for the Funds, it is likely that the Funds from time to time will own stocks of companies that engage in business and employment activities and practices that may be perceived by some to be inconsistent with important core Catholic values other than those described above.

Because each Fund will purchase only those securities which meet both the Fund's investment objective and the responsible Catholic stewardship principle, the return on securities chosen may be lower than if the Funds considered only financial and other traditional criteria when selecting investments. However, the sub-advisers have analyzed the anticipated effects of the core Catholic values screen on their selections of investments for the Funds, and they have assured CFI's Board of Directors that in their judgment the application of these core Catholic values will not significantly hamper the ability of the Funds' to achieve their investment objectives.

[ICON]
   General Risks to Consider

MARKET RISK Common stock prices overall will rise and fall over short and even extended periods. The equity markets tend to move in cycles, and a Fund's net asset value (and therefore its share price) will fluctuate with these price changes and market fluctuations. You could lose money investing in the Funds.

OBJECTIVE RISK Objective risk is the risk that a Fund's stocks may not fluctuate in the same manner as the stock markets generally. This is because each of the Funds selects stocks in accordance with defined objectives, policies and principles. For example, when selecting stocks a Fund will focus on specified sizes of companies, companies that pay dividends, or companies meeting other specified criteria, in addition to applying its Catholic stewardship principles. As a result, a Fund's investment portfolio likely will not be representative of the stock market generally.

ADVISER RISK Adviser risk is the risk that the adviser's application of investment strategies will be less successful than other funds and the Funds may underperform other funds. In addition, because the Funds invest consistent with core Catholic values, the adviser may have fewer investments to choose from than other funds and the return on the securities the Funds can purchase may be less than other similar securities.

ADVISER'S BACKGROUND   The adviser has no prior experience in managing
mutual funds, nor has it previously been engaged in the business of providing investment advice on either a discretionary or non-discretionary basis. In part for this reason, CFI and the adviser have retained the services of experienced sub-advisers to provide day-to-day portfolio management and other advisory services to the Funds. CFI's Board of Directors, on the adviser's recommendation, selected each sub-adviser based on its experience and past performance record in managing assets under investment objectives, programs and strategies relevant to those of the particular Fund, including experience with implementing social and ethical screens similar to CFI's responsible Catholic stewardship principle. The adviser also has hired personnel experienced with conducting and managing administrative functions and distribution operations of mutual funds. Even with these steps, there can be no assurance that the adviser successfully can manage the advisory, administrative and distribution functions for each of the Funds, or that it and the sub- advisers will be successful in achieving the investment objective of any of the Funds.

Other risks specific to each Fund are discussed in the following summary information about the individual Funds.

The Catholic Equity Income Fund

[ICON]
   Investment Objective

The Equity Income Fund seeks both a reasonable level of current income and long-term capital growth.

[ICON]
   Who Should Invest

The Fund is intended for investors who seek capital growth and, at the same time, wish to receive current income at a level that is greater than the average dividend rates of common stocks generally.

[ICON]
   Investment Policies

The Fund seeks reasonable income by investing primarily in a diversified portfolio of dividend paying stocks that have a market capitalization of at least $1.0 billion and that exhibit long-term growth potential. The Fund's portfolio manager normally invests at least 75% of the Fund's total assets in these securities. The Fund has the flexibility, however, to invest the balance of its assets in all types of domestic securities, including investment-grade bonds and convertible fixed-income securities (some of which may be below investment grade), and non-dividend paying stocks. The Fund also may invest in securities of foreign issuers traded on a U.S. national securities exchange or the NASDAQ National Market System. Investing in foreign securities offers potential benefits not available from investing solely in the securities of domestic issuers, including the opportunity to invest in foreign issuers that appear to offer growth potential, or in foreign countries with economic policies or business cycles different from those in the U.S.

The Fund's portfolio manager considers several factors in determining which individual securities to buy, hold or sell. The portfolio manager looks for companies with fundamental "value" or "growth" potential that the manager believes is not reflected in their current market prices. Value potential means that a company's stock price is low relative to its perceived worth. Growth potential is the perception that a company's earnings will grow faster than inflation and the economy in general, and that these earnings will be reflected in a higher stock price. In researching a company, the portfolio manager ordinarily will place a substantial emphasis on the company's prospects for above average sales and earnings growth per share, sound balance sheet and financial condition, product development, marketing capabilities and strength of management. The portfolio manager also attempts to spread the Fund's holdings among many different companies and industries.

In selecting fixed-income securities, the Fund typically buys only investment-grade bonds (rated Baa3/BBB- and higher). The Fund may purchase debt securities that are convertible into equity securities and may invest up to 5% of its assets in convertible securities rated BB. The Fund also may invest up to 5% of its assets in a single non-Treasury issue. Non-Treasury issues include corporate, asset-backed, and mortgage-backed bonds and notes.

[ICON]
   Investment Risks

OBJECTIVE AND MARKET RISK The value of the Fund's investments (and therefore its share price) will vary in response to many factors. Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Dividend paying stocks typically have lower growth potential than other types of stock, and their prices therefore do not tend to increase as rapidly as other stocks during periods of general increases in stock prices.

INTEREST RATE RISK Bond values fluctuate based on several factors, but primarily credit quality and interest rate changes. Because the Fund primarily will buy investment grade bonds, the principal risk associated with its bond investments is interest rate risk. Interest rate risk is the possibility that rising interest rates will cause declines in the prices of the bonds that the Fund holds. Bond prices typically move in the opposite direction of interest rates, with the prices of bonds with longer maturities typically changing more than the prices of those with shorter maturities.

CREDIT RISK Non-treasury bonds in which the Fund may invest are subject to credit risk. Credit risk is the possibility that the borrower of the bond proceeds, or the guarantor of the bond, will not be able to make principal and interest payments on a timely basis. Creditworthiness could deteriorate because of general economic conditions, adverse developments that affect the industry in which the borrower conducts its business, or adverse developments that affect the borrower's business uniquely. If the creditworthiness of an issuer of a bond held by the Fund were to deteriorate, the value of the bond likely would drop.

CONVERTIBLE SECURITIES Convertible bonds that the Fund may purchase often are rated below investment grade or are not rated, because they fall below debt obligations and just above equity in order of preference on a company's balance sheet. As a result, an issuer with investment grade senior debt may offer convertible bonds which are below investment grade. Below investment grade convertible bonds (sometimes referred to as junk bonds) in which the Fund may invest generally are more vulnerable to default than higher grade bonds, and are more susceptible to adverse business, financial and economic conditions that reduce the capacity and willingness of borrowers to make scheduled interest and principal payments. The market prices of these convertible bonds may fluctuate more in times of economic uncertainty than is the case for higher rated bonds. Also, because the bond is convertible into the company's common stock, the market price of the bond tends to rise and fall with the price of the company's common stock. Under some market conditions, this feature can cause the bond's market price to be more erratic than junk bonds generally.

FOREIGN SECURITIES Investing in foreign securities involves special additional risks and considerations not typically associated with investing in securities of U.S. companies. These include: fluctuation in value of foreign portfolio investments due to changes in currency rates and control regulations (e.g., currency blockage); lack of public information about foreign issuers; lack of uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic issuers and greater difficulties in commencing lawsuits against foreign issuers.

Past Performance

The Fund began on May 3, 1999 and has not completed a calendar year.  The
Fund's only audited annual report covers the period from May 3, 1999 through September 30, 1999. Because this period contains only one calendar quarter, the third quarter of 1999, no best or worst quarter return can be designated. The return for the Fund's sole calendar quarter was -5.53% as compared to the S & P 500 return of -6.24%. As with all investments, past performance is not a guarantee of future results. The S & P 500 R is a broad-based composite unmanaged index that represents the average performance of a group of 500 widely-held publicly traded stocks.


The Catholic Large-Cap Growth Fund

[ICON]
   Investment Objective

The Large-Cap Growth Fund seeks long-term capital growth by investing primarily in high quality growth stocks of companies with large market capitalizations.

[ICON]
   Who Should Invest

The Fund is intended for investors who want long-term capital appreciation, can tolerate fluctuations in portfolio value, and have no need for current income from the Fund.

[ICON]
   Investment Policies

The Fund seeks fast growing companies with the potential to produce superior long-term results. The Fund's investment will consist primarily of stocks with market capitalizations above $5 billion. These companies have exhibited rapid earnings gains in relation to the average of companies in the S&P 500 Index, with superior returns on capital and below average levels of debt. Stocks are selected with a long-term investment horizon, allowing full participation in company success with low portfolio turnover and transaction costs. The Fund typically will be fully invested in equities and will avoid short-term market timing.

Under normal market conditions, the Fund's portfolio manager will invest at least 75% of the Fund's total assets in the common stocks of companies with large market capitalizations. Companies whose capitalizations fall below $5 billion after purchase continue to be considered large-capitalization for purposes of this 75% policy. Companies with large market capitalizations typically have a large number of publicly held shares and a high trading volume, resulting in a high degree of liquidity. These tend to be quality companies with strong management organizations.

The Fund has the flexibility to invest in other market capitalizations and various types of domestic securities and in the securities of foreign issuers traded on a U.S. national securities exchange or the NASDAQ National Market System. Investing in foreign securities offers potential benefits not available from investing solely in securities of domestic issuers, including the opportunity to invest in foreign issuers that appear to offer growth potential, or in foreign countries with economic policies or business cycles different from those of the U.S.

When, in our judgment , the market for large capitalization stocks poses an undue risk to the Fund in the short term, the Adviser temporarily may invest without limitation in preferred stocks and investment-grade debt instruments, to adjust its investment exposure. While the Adviser will use these defensive strategies only to protect the Fund against anticipated adverse market developments, the Fund will miss out on growth in the large capitalization market that potentially could occur during the period that the Fund is in a defensive posture.

[ICON]
   Investment Risks

The value of the Fund's investments will depend not only on the movement of the market in general, but on factors that affect the individual stocks held in the Fund's portfolio, such as the companies' financial performance, management and business trends. The Fund's focus on investment in fast growing companies means that the market ratios of its portfolio companies (such as the price to earnings ratio) may be higher than those of large capitalization companies in general. Also, in recent years, companies that have made disappointing earnings announcements, especially those with high market ratios, have experienced sharp and immediate declines in their stock prices.

Investing in foreign securities involves special additional risks and considerations not typically associated with investing in securities of U.S. companies. These include: fluctuation in value of foreign portfolio investments due to changes in currency rates and control regulations (e.g., currency blockage); lack of public information about foreign issuers; lack of uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic issuers and greater difficulties in commencing lawsuits against foreign issuers.


Past Performance

The Fund began on May 3, 1999 and has not completed a calendar year.  The
Fund's only audited annual report covers the period from May 3, 1999 through September 30, 1999. Because this period contains only one calendar quarter, the third quarter of 1999, no best or worst quarter return can be designated. The return for the Fund's sole calendar quarter was -7.47% as compared to the S & P 500 return of -6.24%. As with all investments, past performance is not a guarantee of future results. The S & P 500 R is a broad-based composite unmanaged index that represents the average performance of a group of 500 widely-held publicly traded stocks.


The Catholic Disciplined Capital  Appreciation Fund

[ICON]
   Investment Objective

The Disciplined Capital Appreciation Fund seeks long-term growth of capital with controlled risk by investing in a diversified portfolio, primarily in common stocks of companies in a broad range of market capitalizations.

[ICON]
   Who Should Invest

This Fund is intended for investors who seek long-term capital appreciation, can tolerate fluctuations in portfolio value, and have no need for current income from the Fund.

[ICON]
   Investment Policies

The Fund is managed using a systematic, computer driven model to objectively identify attractive stocks solely based on numerical measures of growth and value. Consistent and continuous application of this model ensures that stocks are evaluated solely on their relative values, not influenced by analyst biases. By analyzing a large universe of stocks daily, new investment opportunities can be discovered. This disciplined process of stock selection has built in portfolio risk controls that limit industry and individual stock concentration. The portfolio is diversified with approximately 100 stocks across many industries, normally with the majority of the issues in companies with market capitalizations between $1 and $10 billion at the time of purchase. Under normal market conditions, the Fund expects to be fully invested in common stocks, thereby providing investors with broad-based equity exposure. A significant portion of the Fund's total assets will be invested in companies with medium market capitalizations. The Fund has the flexibility to invest in other market capitalizations and other types of securities, including the securities of foreign issuers traded on a U.S. national securities exchange or on the NASDAQ National Market System.

When, in our judgment the market poses an undue risk to the Fund in the short term, we temporarily may invest without limitation in preferred stocks and investment-grade debt instruments, to adjust its investment exposure. While we will use these defensive strategies only to protect the Fund against anticipated adverse market developments, the Fund will miss out on growth in the large capitalization market that potentially could occur during the period that the Fund is in a defensive posture.

[ICON]
   Investment Risks

The Fund is subject both to objective risk and general market risk. The value of the Fund's investments will vary in response to many factors. Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Investing in medium capitalization stocks may involve greater risk than investing in large capitalization stocks, because they can be subject to more abrupt or erratic market movements.

Investing in foreign securities involves special additional risks and considerations not typically associated with investing in securities of U.S. companies. These include: fluctuation in value of foreign portfolio investments due to changes in currency rates and control regulations (e.g., currency blockage); lack of public information about foreign issuers; lack of uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic issuers and greater difficulties in commencing lawsuits against foreign issuers.

Past Performance

The Fund began on May 3, 1999 and has not completed a calendar year. The Fund's only audited annual report covers the period from May 3, 1999 through September 30, 1999. Because this period contains only one calendar quarter, the third quarter of 1999, no best or worst quarter return can be designated. The return for the Fund's sole calendar quarter was -5.83% as compared to the S & P 500 R return of -6.24%. As with all investments, past performance is not a guarantee of future results. The S & P 500 R is a broad-based composite unmanaged index that represents the average performance of a group of 500 widely-held publicly traded stocks.


[ICON]
   Portfolio Turnover

In general, the greater the volume of buying and selling by a mutual fund, the greater the impact that brokerage commissions and other transaction costs will have on its return. A mutual fund with turnover expenses in excess of 100% engages in a high volume of buying and selling, and likely will pay more brokerage commissions and may realize more taxable gains than a mutual fund with less turnover.

High portfolio turnover rates may also cause substantial net short-term gains, and any distributions resulting from such gains will be ordinary income for federal income tax purposes.


Fees and Expenses

[ICON]
   General Information

Fees and expenses are important considerations in choosing a mutual fund. That's because you, as a shareholder, pay the costs of operating a fund, plus any transaction costs associated with buying, selling, or exchanging shares.

Shareholder transaction expenses are charges you pay when you buy shares in one of the Funds, redeem (sell) shares by wire or exchange shares by telephone. In the case of purchases and exchanges, shareholder transaction expenses reduce the amount of your payment that is invested in shares of the mutual fund. In the case of sales, shareholder transaction expenses reduce the amount of the sale proceeds returned to you.

Annual fund operating expenses, on the other hand, are expenses that a mutual fund pays to conduct its business, including investment advisory fees and the costs of maintaining shareholder accounts, administering the fund, providing shareholder services, and other activities of the mutual fund. Annual fund operating expenses are deducted from a mutual fund's assets, and therefore reduce its total return.

THE TABLE BELOW DESCRIBES THE FEES AND EXPENSES THAT YOU MAY
PAY IF YOU BUY AND HOLD SHARES OF THE FUNDS.

Shareholder Transaction Expenses (fees paid directly from your investment)

                                                           Disciplined
                                     Equity-   Large-Cap   Capital
                                     Income    Growth      Appreciation
                                     Fund      Fund        Fund

-----------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Purchases (as a
 percentage of offering price) (1)     4.00%      4.00%        4.00%
-----------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Reinvested Dividends        None       None         None
-----------------------------------------------------------------------
Redemption Fees (2)                    None       None         None
-----------------------------------------------------------------------
Exchange Fee (3)                       None       None         None
-----------------------------------------------------------------------


Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
                                     The       The         The
                                     Catholic  Catholic    Catholic
                                                           Disciplined
                                     Equity-   Large-Cap   Capital
                                     Income    Growth      Appreciation
                                     Fund      Fund        Fund

-----------------------------------------------------------------------
Management Fees                         .80%       .90%          .90%
-----------------------------------------------------------------------
Distribution (12b-1) Fees               .25%       .25%          .25%
-----------------------------------------------------------------------
Other Expenses (4)                     3.73%      3.55%         3.68%
-----------------------------------------------------------------------
Total Fund Operating Expenses          4.78%      4.70%         4.83%
-----------------------------------------------------------------------
Expense Reimbursement (5)              3.13%      2.95%         3.08%
-----------------------------------------------------------------------
Net Expenses                           1.65%      1.75%         1.75%
-----------------------------------------------------------------------


(1)  To determine if you qualify for a lower sales charge, see "How to Invest".
(2)  The Funds charge $12.00 for each wire redemption
(3)  The Funds charge $5.00 for each telephone exchange
(4)  Other Expenses are based on estimated amounts for the current fiscal year.
(5) The Adviser commits, for the current fiscal year, to reimburse the Funds to the extent that Annual Total Fund Operating Expenses exceed 1.65% for the Equity Income Fund and 1.75% for the Large-Cap Growth and Disciplined Capital Appreciation Funds.

[ICON]
   Example

The following example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be*:

                                          1 Year    3 Years

------------------------------------------------------------
The Catholic Equity Income Fund             $859      $1,781
------------------------------------------------------------
The Catholic Large-Cap Growth Fund          $852      $1,760
------------------------------------------------------------
The Catholic
Disciplined Capital Appreciation Fund     $864      $1,795

*With reimbursement, the costs would be as follows: Equity Income Fund, $561 and $900, Large-Cap Growth Fund, $571 and $929 and Disciplined Capital Appreciation Fund $571 and $929. The Adviser commits, for the current fiscal year, to reimburse the Funds to the extent that Annual Total Fund Operating Expenses exceed 1.65% for the Equity Income Fund and 1.75% for the Large-Cap Growth and Disciplined Capital Appreciation Funds.

Management

[ICON]
   Adviser

Catholic Financial Services Corporation ("CFSC"), a Wisconsin corporation organized in 1994, is the investment adviser and distributor for the Funds. As the adviser, CFSC makes the investment decisions for the Funds. As the distributor, CFSC sells the Funds' shares to investors. The Board of Directors of CFSC has committed to distribute a minimum of 10% of its net operating income before taxes to support Catholic education and vocations and other Catholic causes. This is a voluntary commitment that CFSC may elect to discontinue at anytime. CFSC presently does not anticipate that it will have any operating income prior to the year 2003.

The majority of the outstanding stock of CFSC is held by Catholic Knights Financial Services, Inc., which functions as an administrative holding company and is a wholly-owned subsidiary of Catholic Knights Insurance Society ("Catholic Knights"). Catholic Knights is a non-profit, non-stock membership organization, licensed to do business as a fraternal benefit insurance society. The remaining outstanding stock in CFSC is owned by Catholic Order of Foresters (a non-profit, non-stock Illinois fraternal benefit insurance society) and Catholic Knights of America (a non-profit, non-stock Missouri fraternal benefit insurance society). All three fraternals are formed to unite Catholics and their families for social, religious, and benevolent purposes and for intellectual improvement and to provide quality financial products and fraternal benefits to their members. All of the stock in CFSC is owned by these three fraternal benefit insurance societies, hereafter referred to as the Catholic Fraternal Alliance.

The Catholic Fraternal Alliance provides ordinary and interest sensitive whole and universal life insurance, term insurance and a variety of fixed return annuity products to individual Catholics in more than 30 states. As a group, the Catholic Fraternal Alliance rank in the top 15% of life insurers in the U.S. in terms of life insurance in force and total assets. The Catholic Fraternal Alliance has more than 220,000 members who belong to one of more than 800 local lodges throughout the U.S. The Catholic Fraternal Alliance provides $7 million annually in charitable and benevolent funding, as well as related services to its members, their Catholic parishes and communities.
The Catholic Fraternal Alliance has nearly $5 billion of life insurance in force and nearly $1 billion of total assets under management.

[ICON]
   Advisory Agreements

Pursuant to the terms of the Advisory Agreements, and subject to the supervision of the Funds' Board of Directors, the adviser and sub-advisers manage the investment and reinvestment of the Funds' assets, provide the Funds with personnel, facilities, and administrative services, and supervise the Funds' daily business affairs. We formulate and implement a continuous investment program for the Funds consistent with each Fund's investment objectives, policies and restrictions.

We provide office space as well as executive and other personnel to the Funds. In addition to investment advisory fees, each Fund incurs the following expenses: legal, auditing and accounting expenses; directors' fees and expenses; insurance premiums; brokers' commissions; taxes and governmental fees; expenses of issuing and redeeming shares; organizational expenses; expenses of registering or qualifying shares for sale; postage and printing for reports and notices to shareholders; fees and disbursements of the Custodian and Transfer Agent; certain expenses with respect to membership fees of industry associations; and any extraordinary expenses, such as litigation expenses.

For providing the services listed above, the adviser receives an annual advisory fee of 0.80 of 1% of daily net assets for the Equity Income Fund and
 .90 of 1% for the Large-Cap Growth and Disciplined Capital Appreciation Funds. Out of these fees, the adviser pays the sub-advisory fees applicable to each Fund.

[ICON]
   Sub-Advisers

We have engaged Todd Investment Advisors, Inc., Peregrine Capital Management, Inc. and Vantage investment Advisors to serve as sub-advisers to the Funds.

 Equity Income Fund

Todd Investments Advisors, Inc. ("Todd"), 101 South Fifth Street, Suite 3160, Louisville, KY 40202, serves as the sub-adviser for the Equity Income Fund. The Western and Southern Life Insurance Company ("Western-Southern") indirectly owns all of the outstanding capital stock of Todd through Western-Southern's investment advisor subsidiary, Fort Washington Investment Advisors, Inc. ("FWIA"). Under our direction and control, Todd makes the day-to-day investment decisions for the Fund. Todd is registered as an investment adviser under the securities laws.

(PHOTOGRAPH)
Curtiss M. Scott, Jr., CFA, manages the day-to-day Fund investments. Mr. Scott has served as a senior portfolio manager at Todd since May 1996. Prior to 1996, Mr. Scott served as partner and managing director of Executive Investment Advisors, Louisville, Kentucky. Mr. Scott has been managing equity portfolios since 1978.

Todd receives the following annual fee: 0.38 of 1% on the first $10 million;
0.35 of 1% on the next $40 million; and 0.30 of 1% on average daily net assets over $50 million (payable from the 0.80% annual advisory fee paid to the adviser).

Western-Southern is an Ohio mutual life insurance company founded in 1888. Western-Southern, together with its operating companies, has approximately $14.0 billion in total assets. FWIA manages most of the assets of the Western-Southern group of companies, and also manages assets of third parties on a discretionary basis. Western-Southern and FWIA are each headquartered in Cincinnati, Ohio.

 Large-Cap Growth Fund

Peregrine Capital Management, Inc. ("Peregrine"), a wholly-owned subsidiary of Wells Fargo & Company serves as the sub-adviser for the Large-Cap Growth Fund. Peregrine is located at LaSalle Plaza, 800 LaSalle Avenue, Suite 1850, Minneapolis, Minnesota 54402-2018. Peregrine is registered as an investment adviser under the securities laws.

(PHOTOGRAPHS)
John S. Dale, CFA and Gary Nussbaum, CFA, serve as co-managers of the Large Cap Growth Fund. Mr. Dale and Mr. Nussbaum are both senior vice presidents and portfolio managers at Peregrine. Prior to joining Peregrine in 1987, Mr. Dale was with Norwest Corp. Mr. Nussbaum has been with Peregrine since 1990.
Prior to 1990, he worked as an investment research officer with Shawmut National Corporation/Connecticut National Bank.

Peregrine receives the following annual fee: 0.50 of 1% on the first $25 million; 0.45 of 1% on next $25 million; and 0.40 of 1% on average daily net assets over $50 million (payable from the 0.90% annual advisory fee paid to the adviser).

 Disciplined Capital Appreciation Fund

Vantage Global Advisors, Inc. dba Vantage Investment Advisors ("Vantage"),
405 Lexington Avenue, 34th Floor, New York, NY 10174 , serves as the sub-adviser to the Disciplined Capital Appreciation Fund. Vantage, which is registered as an investment adviser under the securities laws, is wholly owned by Lincoln National Corporation, located in Fort Wayne, Indiana.

(PHOTOGRAPHS)
Enrique Chang and Christopher P. Harvey manage the day-to-day Fund investments. Mr. Chang has served as chief investment officer since 1999 and director of research and portfolio management since November 1997. Prior to Joining Vantage, Mr. Chang worked for J&W Seligman from April 1997 to November 1997, and served as director of quantitative analysis and strategy with General Reinsurance Corporation from October 1993 to March 1997. Mr. Harvey has been with Vantage since 1993 and is currently vice president, portfolio manager and research. He has co-managed the Fund since September 30, 1999.

Vantage receives the following fee: 0.50 of 1% on the first $50 million; 0.45 of 1% on the next $50 million; and 0.40 of 1% of the Fund's average daily net assets over $100 million (payable from the 0.90% annual advisory fee paid to the adviser).

Vantage has agreed to waive 10 basis points from the fee schedule for the first two years of the Fund's operations or until its total assets reach $35 million, whichever occurs first.

Using Mutual Funds in an Investment Program

Mutual funds provide small investors some of the advantages enjoyed by wealthy investors. A relatively small investment can buy part of a diversified portfolio. That portfolio is managed by investment professionals, relieving you of the need to make individual stock or bond selections. You also enjoy conveniences, such as daily pricing and liquidity. The portfolio, because of its size, has lower transaction costs on its trades than most individuals would have.

In choosing a mutual fund as an investment vehicle, you are giving up some investment decisions, but must still make others. The decisions you don't have to make are those involved with choosing individual securities. We will perform that function. In addition, we will arrange for the safekeeping of securities, auditing the annual financial statements, and daily valuation of the Fund, as well as other functions.

You, however, retain at least part of the responsibility for an equally important decision. This decision involves determining a portfolio of mutual funds that balances your investment goals with your tolerance for risk. It is likely that this decision may include the use of more than one fund of the CFI Family of Funds.

How to Invest

You can buy shares in the Funds through a licensed registered representative, by mail or wire transfer. You buy shares at net asset value ("NAV") plus any sales charge that applies (the "public offering price" or "POP"). The maximum sales charge is 4.00% of the public offering price (or 4.17% of the NAV). We do not impose a sales charge when an investor redeems shares. We may reduce or waive sales charges on certain purchases. The adjacent chart shows the sales charge percentage for shares at different dollar level purchases.

[ICON]
   Reducing Your Sales Charge

Letter of Intent
We may reduce your sales charges on purchases of shares under certain circumstances, described below. If you are eligible for one of these reductions, you must tell us or your Registered Representative at the time you purchase shares or you may not receive the reduction. Directors and employees of the Funds, the adviser, sub-advisers, transfer agent, fraternal benefit societies, (including sales representatives), persons employed by brokers owned by fraternal benefit societies or that sell shares of the Funds and persons licensed to receive commissions for sales of the Funds may not pay a sales charge on their purchases or on purchases made by family members residing with them. We reserve the right to stop or change these reductions at any time.

50% REDUCTION: Non-profit organizations, charitable trusts, and endowments pay only 50% of the normal sales charge so long as there is a meaningful Catholic affiliation. The reduction does not apply to retirement plan accounts.

RIGHT OF ACCUMULATION:  You can combine all your share purchases across
Funds and accounts, including the purchases of your immediate family, when computing your current sales charge for shares. Immediate family means your spouse and your children who are dependents for federal income tax purposes. Eligible shares for combination in computing the sales charge include those contained in individual, joint tenant, gift/transfer to minor, trust and IRA accounts. Employer-sponsored plans can link the shares in the plan for purposes of calculating a sales charge reduction. Shares of the Catholic Money Market Fund are not eligible shares for Right of Accumulation. However, any Funds' shares that have been exchanged INTO the Catholic Money Market Fund are eligible shares for Right of Accumulation. Right of Accumulation includes the value of all shares at the public offering price.

                                          Maximum
                                          Sales                 50% Sales
                                Maximum   Charge                Charge
                                Sales     as a %    50% Sales   as a %
Your                            Charge    of Net    Charge      of Net
Investment                      as a %    Amount    as a %      Amount
Account                         of POP*   Invested* of POP*     Invested*

-------------------------------------------------------------------------
Less than $25,000                 4.00%     4.17%      2.00%       2.04%
-------------------------------------------------------------------------
$25,000 but less than $50,000     3.75%     3.90%      1.88%       1.91%
-------------------------------------------------------------------------
$50,000 but less than $100,000    3.00%     3.09%      1.50%       1.52%
-------------------------------------------------------------------------
$100,000 but less than
 $250,000                         2.00%     2.04%      1.00%       1.01%
-------------------------------------------------------------------------
$250,000 but less than
 $500,000                         1.00%     1.01%      0.50%       0.50%
-------------------------------------------------------------------------
$500,000 and up*                  0.00%     0.00%      0.00%       0.00%
-------------------------------------------------------------------------


* Registered Representatives may receive compensation not exceeding 80% of the sales charge on amounts purchased and may receive compensation not exceeding
0.35 of 1% of amounts invested at $500,000 and up. Dealers receive the entire sales charge.

If you expect to invest $25,000 or more during the next 13 months, you can reduce your sales charge by signing a Letter of Intent. A Letter of Intent permits you to pay the sales charge that would be applicable if you add up all shares of the Funds that you agree to buy within the 13-month period. You can include purchases in accounts you have linked for purposes of the Right of Accumulation, and you can backdate a Letter of Intent to include purchases made in the last 90 days. However, we do not recalculate the sales charge on prior purchases.

You do not have any obligation to buy additional shares. During the Letter of Intent period, we will escrow shares totaling 5% of the investment goal. If for some reason you do not fulfill the Letter of Intent within the 13-month period, we will sell escrowed shares to cover any additional sales charges due from you. You should sign only one Letter of Intent for all accounts combined under Right of Accumulation.

Minimum Purchase Amount
Per Account Per Transaction

Minimum
Purchase Amount
Per Account                               Initial     Additional
Per Transaction                           Purchase    Purchase

-----------------------------------------------------------------
Regular Account*                            $1,000        $50
IRA*                                        $  250        $50
Automatic Investment Plan                   $   50        $25
UGMA or UTMA**                              $  250        $50

*  Indicates purchases made by check or wire.
** Depending on state laws, you can set up a custodial account under the Uniform Gifts to Minors Act (UGMA) or the Uniform Transfers to Minors Act
(UTMA). The custodial accounts provide a way to give money to a child and obtain tax benefits. Under current federal law an individual can give up to $10,000 a year per child without paying federal gift tax.

The Funds may waive the minimum investment amount needed to open or add to an account.

[ICON]
   Opening a New Account

You can open a new account through a licensed Registered Representative, or directly by mail. A complete, signed application is required for new accounts. Also, you will need to fill out an application if after you open your account, you subsequently purchase shares of a Fund that was not selected in your initial application.

Your Registered Representative is ready to help you open a new account. If you do not know the name of your Registered Representative, please call The Catholic Funds. toll-free at 1-877-846-2372.

To open your account, just follow these steps:

1. Please review this prospectus.

2. Please complete a Catholic Funds application and New Account Form, which should be attached to the prospectus, for every different account registration. For example, you need separate applications for an individual account in the Equity Income Fund and an IRA invested in the Equity Income Fund. If you don't complete the application properly, your purchase may be delayed or rejected.

3. Mail your completed application and check made payab;le to The Catholic Funds to:

REGULAR MAIL THE CATHOLIC FUNDS, INC. P.O. BOX 05710 MILWAUKEE, WI 53205-5710

EXPRESS MAIL/PRIVATE DELIVERY THE CATHOLIC FUNDS, INC. 1100 W. WELLS STREET MILWAUKEE, WI 53233

[ICON]
   Accounts for Retirement Savings

Shareholders, their enterprises as well as Catholic organizations may establish their own individual or business retirement plans. These accounts may offer you tax advantages. You should consult with your legal and/or tax adviser before you establish a retirement plan.

A third-party maintenance fee may apply to some retirement accounts.

We accept investments from the retirement plans listed below:

   - Traditional IRA (Individual Retirement Account);

   - "Rollover" IRA;

   - Roth IRA (annual contributions are not tax deductible, but distributions may not be subject to income tax);

   - SEP-IRA (Simplified Employee Pension Plan);

   - SIMPLE-IRA (Savings Incentive Match Plan for Employees);

   - Education IRA - (annual contributions are not tax deductible, but distributions may not be subject to income tax);

   - 403(b)(7) retirement plan account (legal restrictions apply to your ability to withdraw funds from this account); and

   - Qualified retirement plans.

We do not provide any prototype qualified retirement plans, i.e., pension, profit sharing and 401(k) plans, although these plans may invest in the Funds.

Buying Additional Shares for Your Account

After you have opened an account with The Catholic Funds, you can make additional investments of $50 or more to that account by mail, telephone or wire. Please put your name and your Catholic Funds account number on the face of all investment checks and make sure your checks are payable to "The Catholic Funds." Some retirement accounts, such as the 403(b)(7) Retirement Plan, may allow you to make investments only by deferring part of your salary.

Addional Purchases by Mail. Purchase orders should be sent to:

  REGULAR MAIL
  THE CATHOLIC FUNDS, INC.
  C/O FIRSTAR MUTUAL FUND SERVICES, LLC
  P.O. BOX 701
  MILWAUKEE, WI 53201-0701

  EXPRESS MAIL/PRIVATE DELIVERY
  THE CATHOLIC FUNDS, INC.
  C/O FIRSTAR MUTUAL FUND SERVICES, LLC
  THIRD FLOOR
  615 EAST MICHIGAN STREET
  MILWAUKEE, WI 53202

Additional Purchases by Telephone: Before you can buy additional shares by telephone, you must have selected the Request for Telephone Purchase option on the application. Once you have selected this option, you can call Firstar Mutual Fund Services at 1-877-222-2402 and have money withdrawn from your bank checking or savings account to make your investment. You pay the next price computed after the Funds have received your request for purchase. For example, if you telephone before 3:00 (CST), you will get that day's price.

BY WIRE. If your bank is a member of or has a corresponding relationship with a member of the Federal Reserve System, you can buy shares of the Funds by wire transfer by following these steps:

1. Call Firstar Mutual Fund Services at 1-877-222-2402 and provide the following information:

   - Your account registration;

   - The name of the Fund(s) in which you want to invest;

   - Your address;

   - Your Social Security or tax identification number;

   - The dollar amount;

   - The name of the wiring bank; and

   - The name and the telephone number of the person at your bank who the Funds can contact about your purchase.

Firstar must receive your wire order before the closing of the NYSE (normally 3:00 p.m. Central Time) in order for you to receive that day's price.

2. Instruct your bank to use the following instructions when wiring funds:

WIRE TO:          FIRSTAR BANK MILWAUKEE, N.A.
CREDIT:           FIRSTAR MUTUAL FUND SERVICES, LLC
                  ACCOUNT 112-952-137
                  ROUTING NUMBER 075000022

FURTHER CREDIT:   (NAME OF FUND)
                  (SHAREHOLDER ACCOUNT NUMBER)
                  (SHAREHOLDER REGISTRATION)

Please call 1-877-222-2402 prior to sending the wire in order to obtain a confirmation number and to ensure prompt and accurate handling of funds.

We are not responsible for the consequences of delays resulting from the banking or Federal Reserve Wire system, or from incomplete wiring instructions.

 Account Registration

How you register your account with the Funds can affect your legal interests as well as the rights and interests of your family and beneficiaries. You should always consult with your legal and/or tax adviser to determine the account registration that best meets your needs. You must clearly identify the type of account you want on your Catholic Funds application. Some account registrations may require additional documents.

[ICON]
   Automatic Investment Plans

To make regular investing more convenient, you can open an automatic investment plan with an initial investment of $50 and a minimum of $25 per account per transaction after you start your plan. Using The Catholic Funds Automatic Investment Plans, you may implement a strategy called dollar cost averaging. Dollar cost averaging involves investing a fixed amount of money at regular intervals. When you "dollar cost average," you purchase more shares when the price is low and fewer shares when the price is high. Dollar cost averaging does not ensure a profit or protect against a loss during declining markets. Because such a program involves continuous investment regardless of changing share prices, you should consider your ability to continue the program through times when the share prices are low. Your Registered Representative is ready to help you set up one of the following plans.

THE BANK DRAFT PLAN allows you to make regular investments in the Funds directly from your checking or savings account. The following rules and/or guidelines apply:

-You must open the account with a check for at least $50 or have an existing account;

- You can select up to two transaction dates per month (at least ten days apart). If you don't select the date(s), the money will automatically be withdrawn from your bank account on the 5th (and 15th) of the month;

- To start the plan or change your bank account, you must notify Firstar Mutual Fund Services, LLC in writing at least 13 business days prior to the transaction date. All bank account owners must sign the bank draft plan card;

- To stop or change the amount of your plan, you must notify Firstar Mutual Fund Services, LLC in writing or via telephone at 1-877-222-2402 at least 5 business days prior to the transaction date; and

- Make sure you have enough money in your bank account to make the investment so you can avoid paying any possible fees from your bank or our Transfer Agent.

THE PAYROLL DEDUCTION SAVINGS AND INVESTMENT PLAN allows employees of participating companies to invest in the Funds through direct deduction from their paychecks or commission checks.

All payroll deductions for retirement plan accounts will be considered current year contributions unless we are notified in writing.

[ICON]
   Purchases

Your purchase must be in U.S. dollars and your check must be drawn on a U.S. bank. We do not accept cash, traveler's checks or third party checks. If your check does not clear, we will cancel your purchase and hold you liable for any losses and any applicable fees, currently $20. When you buy shares by any type of check, electronic funds transfer or automatic investment purchase, you may not be able to redeem the shares you purchased for 12 days or until your check has cleared, whichever occurs first. This does not limit your right to redeem shares. Rather, it operates to make sure that payment for the shares purchased has been received by the Transfer Agent.

 Selling Your Shares

 [ICON]
   In General

You can sell your shares on any business day. When you sell your shares you receive the net asset value per share. If we receive your request in good order before the close of the New York Stock Exchange ("NYSE") (normally 3:00 p.m. Central Time) you will receive that day's price. If we receive your redemption request in good order after the close of the NYSE, or on a holiday, weekend or a day the NYSE is closed, we will process your transaction at the closing price on the next business day. A redemption request is in good order when it contains signatures (including signature guarantees when needed) and the required information listed below, and any legally required additional information and documentation. You can sell shares by mail, telephone or wire.

BY MAIL.

Please include the following in your redemption request:

- Names(s) of the account owner(s);

- Account number(s);

- Amount you want to receive or the number of shares you want to sell;

- Tax withholding information, if required, for retirement accounts; and

- Signatures of all account owners.

YOU MUST HAVE YOUR SIGNATURE GUARANTEED FOR WRITTEN SELL
ORDERS IF:

1.  You want to sell shares with a value of more than $25,000;

2. You want the proceeds sent to an address other than the one listed for your account; or

3.  You want the check payable to someone other than the account owner(s);

You can usually obtain a signature guarantee at commercial banks, trust companies or broker-dealers. A SIGNATURE GUARANTEE IS NOT THE SAME THING AS A NOTARIZED SIGNATURE. Accounts held by a corporation, trust, estate, custodianship, guardianship, partnership or pension and profit sharing plan may require more documentation.

  REGULAR MAIL
  The Catholic Funds, Inc.
  c/o Firstar Mutual Fund Services, LLC
  P.O. Box 701
  Milwaukee, WI 53201-0701

  EXPRESS MAIL/PRIVATE DELIVERY
  The Catholic Funds, Inc.
  c/o Firstar Mutual Fund Services, LLC
  Third Floor
  615 East Michigan Street
  Milwaukee, WI 53202

BY TELEPHONE

To make investing in the Funds more convenient, you may buy, sell or exchange shares by telephone. We have established reasonable procedures to protect against anyone who attempts to use the telephone service fraudulently. Please be aware, however, that The Catholic Funds, the Custodian, the Transfer Agent or any of their employees will not be liable for losses suffered by you that result from following telephone instructions reasonably believed to be authentic after verification pursuant to these procedures. Once you have made a telephone request you cannot cancel or modify it! During periods of extreme volume caused by dramatic economic or stock market changes, or when the telephone system is not fully functional, you may have difficulty reaching us by telephone and telephone transactions may be difficult to implement at those times. We reserve the right to temporarily discontinue or limit the telephone purchase, redemption or exchange privileges at any time during such periods.

The following rules and/or guidelines for selling by telephone apply:

- You must call Firstar Mutual Fund Services toll-free at 1-877-222-2402;

- You must provide a form of personal identification to confirm your identity;

- You can sell up to $25,000 worth of shares;

- The Funds will mail a check only to the person(s) named on the account registration and only to the address on the account;

- Retirement plan accounts are not eligible;

- You can do only one telephone redemption within any 30-day period for each authorized account;

- Telephone redemptions are not available if the address on the account has been changed in the preceding 60 days; and

- If we receive your request in good order before the close of the NYSE (normally 3:00 p.m. Central Time), you will receive that day's price.

BY WIRE

The following rules and/or guidelines for selling by wire apply:

- You must give us written authorization, including the signatures of all the owners of the account, on The Catholic Funds Application or Account Change Form;

- You can make a wire redemption for any amount;

- You pay a $12.00 fee for each wire redemption;

- We must receive your request in good order before the close of the NYSE (normally 3:00 p.m. Central Time) for you to receive that day's price; and

- Wire redemptions may not be available to you for all retirement account plans.

[ICON]
   Systematic Withdrawal Plan

You can have money automatically withdrawn from your account(s) on a regular basis by using our systematic withdrawal plan. The plan allows you to receive funds or pay a bill at regular intervals. The following rules and/or guidelines apply:

- You need a minimum of $10,000 in your account to start the plan;

- You must withdraw a minimum of $100 monthly;

- You can select the date(s) on which the money is withdrawn. If you don't select the date(s), we will withdraw the money automatically from your account on the 15th of the month;

- To start the plan or change the payee(s), you must notify us in writing at least 13 business days prior to the first withdrawal and you must have all account owner(s) sign the appropriate form;

- To stop or change your plan, you must notify us at least five business days prior to the next withdrawal; and

- Because of sales charges, you must consider carefully the costs of frequent investments in and withdrawals from your account.

[ICON]
   Closing Small Accounts

All Catholic Funds account owners share the high cost of maintaining accounts with low balances. To reduce this cost, we reserve the right, subject to legal restrictions, if any, to close an account when, due to a redemption, its value is less than $1,000. This does not apply to retirement plan accounts, automatic investment plans or UGMA/ UTMA accounts. We will notify you in writing before closing any account, and you will have 30 days to add money to bring the balance up to $1,000.

[ICON]
   Reinstatement Privilege

You have 60 days after you sell shares to reinvest the dollar amount you redeemed without having to pay another sales charge. You will pay the net asset value per share on the day when you've made your reinstatement and not on the day when you sold your investment. The following rules apply:

- You may use this privilege only once per account;

- You must send a written request and a check for the amount you wish to reinstate to the Fund's transfer agent;

- The dollar amount you reinstate cannot exceed the dollar amount you sold; and

- The sale of your shares may be a taxable event despite the reinstatement.

 Exchange Privilege

FUND TO FUND EXCHANGE. You may exchange shares in one Fund for shares in another Fund either by telephone or in writing without paying any additional sales charge. However, a $5 service fee will be charged for each telephone exchange request (no charge is imposed for written exchange requests). The following rules and/or guidelines apply:

- Minimum investment rules may apply when you open a new account by exchanging shares, and you may have to submit a new application (i.e., you must exchange at least $1,000 worth of shares to another Fund and fill out a new account form, if you have not previously opened an account in the fund into which shares will be exchanged);

- You may only exchange into Funds that are legally available for sale in your state;

- You may have a taxable gain or loss as a result of an exchange;

- We reserve the right to modify or terminate the exchange privilege upon 60 days' written notice to each shareholder prior to the modification or termination taking effect.

Money Market Exchange. Shareholders may exchange all or a portion of their shares in the Funds for shares of the Catholic Money Market Fund at their relative net asset values and may also exchange back into another Catholic Fund without the imposition of any charges or fees. (However, if you purchase shares of the Catholic Money Market Fund directly and then exchange into the Funds, you will be subject to a sales charge.) Exchanges into the Catholic Money Market Fund are subject to the minimum purchase and redemption amounts set forth in the prospectus for the Catholic Money Market Fund. No charge to shareholders is imposed for this exchange; however, the transfer agent will charge a $5.00 fee for each exchange transaction that is executed by telephone. Before exchanging into the Catholic Money Market Fund, please read the prospectus, which may be obtained by calling 1-877-222-2402.

[ICON]
   Reinvestment of Fund Distributions.

Unless you request otherwise on your account application, we will reinvest all of your income dividends and/or capital gains distributions into additional shares of the Fund that generated the distribution. You will not pay a sales charge on these shares. You also can have your distributions paid in cash. When you receive a distribution you may have to pay taxes whether or not you reinvested them or had them paid out to you in cash. If you have requested cash distributions and we cannot locate you, we will reinvest your dividends.

[ICON]
   Distribution Fees

In addition to the sales charge deducted at the time of purchase, we have adopted a plan under rule 12b-1 of the Investment Company Act of 1940 that allows each Fund to pay distribution fees for the sale and distribution of its shares and continuing services to shareholder accounts. Each Fund pays
0.25 of 1% of its average daily net assets.

Because these fees are paid on each Fund's net assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

 Shareholder Information

[ICON]
   Share Price Calculation

The price at which you purchase and redeem Fund shares is equal to the net asset value (NAV) per share (plus any applicable sales charge in the case of purchases) determined on the effective date of the purchase or redemption.
Each Fund's NAV per share is calculated at the close of the regular trading session of the NYSE, which is usually 3:00 p.m. Central Time. We do not calculate the net asset value for the Funds on the days when the NYSE is closed for trading. NAV EQUALS TOTAL ASSETS MINUS LIABILITIES DIVIDED BY NUMBER OF SHARES OUTSTANDING.

We value securities owned by a Fund at current market value. For securities with readily available market quotations, we use the quotations to price the security. If a security does not have a readily available quotation, we value the security as determined in good faith in accordance with guidance and policies established by the Board of Directors. The Board of Directors approves the use of pricing services to assist us in the determination of net asset values.

[ICON]
   Dividends, Capital Gains and Taxes

The Funds will distribute any net investment income and any net realized long or short-term capital gains at least annually. Each Fund may also pay a special distribution at the end of the calendar year to comply with federal tax requirements. You may choose to have your dividends and capital gain distributions automatically reinvested in shares of the Funds at net asset value without a sales charge or you may take them in cash.

If your account is a taxable account, you will pay tax on dividends and distributions from the Funds whether you receive them in cash or additional shares.

If you redeem a Fund's shares or exchange them for shares of another Fund, any gain on the transaction may be subject to tax.

Each Fund intends to make distributions that will either be taxed as ordinary income or capital gains. Capital gains distributions may be taxable at different rates depending on the length of time the Fund has held the assets sold.

Federal law requires us to withhold 31% of a shareholder's reportable payments (which include dividends, capital gain distributions and redemption proceeds) for those who have not properly certified that the Social Security or other taxpayer identification number they provided is correct and that he or she is not subject to backup withholding. We do not provide information on state and local tax consequences of owning shares in the Funds.

This section summarizes some of the consequences under current federal tax law of an investment in the Funds. It is not a substitute for personal tax advice. Consult your personal tax advisor about the potential tax consequences of an investment in the Funds under all applicable tax laws.

Year 2000 Compliance

Many currently installed computer systems and software products used by businesses worldwide will need to be upgraded to accept four digit entries to distinguish 21st century dates from 20th century dates. Significant uncertainty exists concerning the potential costs and effectiveness of efforts to achieve "Year 2000" compliance, and the possible consequences of failure.

Year 2000 issues potentially could affect the Funds in a number of ways. For example, each Fund relies on service providers for such critical daily operations as pricing, custody, selection of portfolio securities, tracking of purchases and sales of portfolio securities in automated systems, transfer agent functions (including purchases and redemptions of Fund shares, opening and closing of shareholder accounts, calculating and recording automatic investments and dividend and capital gain reinvestments, etc.), and the like. The Year 2000 problem in an automated system used to provide these services could disrupt the service or corrupt the integrity of the information generated and the transactions recorded. Also, trading prices reported by the stock exchanges and pricing services could be affected by Year 2000 problems in the systems they use for this purpose. Such developments could materially impair the ability of a Fund to conduct day-to-day operations.

Also, issuers of securities that the Funds own face Year 2000 risks. They could experience disruptions or failures of their own internal automated systems or those of their principal customers or vendors on whose purchases, products and services their own businesses and operations depend. These developments could adversely affect the price of such an issuer's securities or hinder the ability of the issuer to calculate and make interest and principal or dividend payments on its securities. If a significant number of issuers of securities held by a Fund were to experience such difficulties, the value of the Fund's shares could decline.

We have assured CFI's Board of Directors that we have taken reasonable steps designed to assure that the stock selection, administration pricing, custodial and transfer agent services provided to the Funds will not be disrupted or otherwise affected by Year 2000 issues. These steps include extensive diagnosis of systems to identify Year 2000 problems, the correction and upgrading of the systems to eliminate those problems, and the testing of the corrections and upgrades to verify resolution of the problem. While those firms are incurring costs in these efforts, they have advised CFI's Board of Directors that they do not anticipate that they will find it necessary to increase fees for their services solely to recover these costs. The advisers also have reported that they consider Year 2000 readiness as a factor in determining which securities to purchase and sell for the Funds. In this regard, the advisers typically rely on publicly available information, which may not be complete or up to date.

CFI's Board of Directors and management will continue to monitor this situation, and we will continue to give periodic reports and updates on the progress being made by us and the Funds' other service providers. Despite the precautions being taken, because of the inherent uncertainty of the scope of the Year 2000 readiness issue worldwide (as evidenced by the various levels of severity and catastrophe that numerous "experts" and commentators have predicted), we can provide no absolute assurance that CFI and its service providers will be able to identify all Year 2000 compliance risks faced by the Funds, or that the measures they are taking to resolve those issues and their contingency plans successfully will enable the Funds to conduct day-to-day operations across the change to the Year 2000, or to protect the Funds from potential economic loss.

Financial Highlights

The financial highlights table is intended to help you understand The Funds and their performance since inception. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Arthur Andersen, LLP, whose report, along with the Fund's financial statements, are included in the annual report. You may obtain an annual report free by calling 877-222-2402.

Equity Income Fund
Per-Share Data
                                       Period from May 3, 1999
                                       Through September 30, 1999

Net Asset Value Beginning of Period          $10.00
Income from Investment Operations
   Net Investment Income (loss)              0.05
   Net Realized and Unrealized Gain (loss)
   On Investments                            (0.46)
Total from Investment Operations             (0.41)
Distributions from
   Net Investment Income                     (0.05)
   Net Realized Capital Gains
Total Distributions                          (0.05)
Net Asset Value - End of Period              $9.54
Total Return (not annualized)*               (4.06)%
Supplemental Data and Ratios
Net Assets at End of Period                  $3,311,602
Ratio of Expenses to Average Net Assets**    1.65%
Ratio of Investment Income (loss)
 to Average Net Assets**                     1.47%
Portfolio Turnover Rate                      18%
Note - The ratio of net operating expenses to net assets and the ratio of net investment income to average net assets are annualized

*Total Return assumes reinvestment of all dividends and distributions but does not reflect any deduction for sales charge.
**If the Fund had paid all its expenses the Ratio of Expenses to Average Net Assets would have been 4.78%% and the Ratio of Investment Income (Loss) to Average Net Assets would have been (1.66%).

Financial Highlights
Large-Cap Growth Fund
Per-Share Data
                                             Period from May 3, 1999
                                             Through September 30, 1999

Net Asset Value Beginning of Period          $10.00
Income from Investment Operations
   Net Investment Income (loss)              (0.03)
   Net Realized and Unrealized Gain (loss)
   On Investments                            (0.19)
Total from Investment Operations             (0.22)
Distributions from
   Net Investment Income
   Net Realized Capital Gains
Total Distributions                          0
Net Asset Value - End of Period              $9.78
Total Return (not annualized)*               (2.20)%
Supplemental Data and Ratios
Net Assets at End of Period                  $3,570,108
Ratio of Expenses to Average Net Assets**    1.75%
Ratio of Investment Income (loss)
 to Average Net Assets**                     (0.92)%
Portfolio Turnover Rate                      7%
Note - The ratio of net operating expenses to net assets and the ratio of net investment income to average net assets are annualized

*Total Return assumes reinvestment of all dividends and distributions but does not reflect any deduction for sales charge.
**If the Fund had paid all its expenses the Ratio of Expenses to Average
Net Assets would have been 4.70% and the Ratio of Investment Income (Loss) to Average Net Assets would have been -(3.87%).

Financial Highlights
Disciplined Capital Appreciation Fund
Per-Share Data
                                             Period from May 3, 1999
                                             Through September 30, 1999

Net Asset Value Beginning of Period          $10.00
Income from Investment Operations
   Net Investment Income (loss)              (less than one cent)
   Net Realized and Unrealized Gain (loss)
   On Investments                            (0.31)
Total from Investment Operations             (0.31)
Distributions from
   Net Investment Income
   Net Realized Capital Gains
Total Distributions
Net Asset Value - End of Period              $9.69
Total Return (not annualized)*               (3.10)%
Supplemental Data and Ratios
Net Assets at End of Period                  $3,365,592
Ratio of Expenses to Average Net Assets**    1.75%
Ratio of Investment Income (loss)
 to Average Net Assets**                     (0.03)%
Portfolio Turnover Rate                      2%
Note - The ratio of net operating expenses to net assets and the ratio of net investment income to average net assets are annualized

*Total Return assumes reinvestment of all dividends and distributions but does not reflect any deduction for sales charge.
**If the Fund had paid all its expenses the Ratio of Expenses to Average Net Assets would have been 4.83%% and the Ratio of Investment Income (Loss) to Average Net Assets would have been (3.11%).


Board of Directors

 . Thomas Bausch
 . J. Michael Borden
 . Daniel Doucette
 . Allan Lorge
 . Thomas Munninghoff
 . Daniel Steininger -- Chairman of the Board
 . Conrad Sobczak
 . David Vollmar


Officers
 . Allan Lorge -- President
 . Theodore Zimmer -- Vice President
 . Russell Kafka -- Treasurer
 . Joseph Wreschnig -- Secretary
 . Joann Hull -- Assistant Secretary
 . Cheri Nagan -- Assistant Secretary


Investment Adviser
Catholic Financial Services Corporation
1100 West Wells Street
Milwaukee, WI  53233
Independent Accountants
Arthur Andersen LLP

Legal Counsel
Quarles & Brady LLP

Transfer Agent and Custodian
Firstar Mutual Fund Services, LLC

Sub-Advisers
The Catholic Equity Income Fund
Todd Investment Advisors, Inc.
101 S. 5th Street, Suite 3160
Louisville, KY 40202

The Catholic Large-Cap Growth Fund
Peregrine Capital Management, Inc.
800 LaSalle Avenue, Suite 1850
Minneapolis, MN 55402

The Catholic Disciplined Capital Appreciation Fund
Vantage Investment Advisors.
405 Lexington Avenue
New York, NY 10174

Catholic Fraternal Alliance

Catholic Knights Insurance Society
Daniel Steininger, President
1100 West Wells Street
Milwaukee, WI 53233

Catholic Order of Foresters
Robert Ciesla, High Chief Ranger
355 Shuman Boulevard
PO Box 3012
Naperville, IL 60566-7012

Catholic Knights of America
John Kenawell, President
3525 Hampton Avenue
St. Louis, MO 63139-1980

(Back Cover)

For More Information

If you would like more information about the Funds, you may call Shareholder Services at 1-877-222-2402 to request a free copy of the Funds' Statement of Additional Information (SAI), Annual or Semiannual Reports, or to ask other questions about the Funds. The SAI has been filed with the Securities and Exchange Commission SEC and is legally a part of the Prospectus.

To view these documents, along with other related documents, you can visit the SEC's Internet web site (http://www.sec.gov) or the Commission's Public Reference Room in Washington, D.C. Information on the operation of the public reference room can be obtained by calling 1-800-SEC-0330. Additionally, copies of this information can be obtained, for a duplicating fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-6009.

Investment Company File No. 811-09177

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